Exhibit 99.1

Dollar Tree, Inc. to Host Third Quarter Earnings Conference Call

CHESAPEAKE, Va. - November 7, 2017 - Dollar Tree, Inc. (NASDAQ: DLTR), North America's leading operator of discount variety stores, will host its conference call for investors and analysts to discuss financial results for the third quarter ended October 28, 2017.

WHEN:         Tuesday, November 21, 2017
            9:00 a.m. Eastern Time

PARTICIPATE:	At least 5 minutes prior to the conference call, please dial 888-208-1814 for USA and Canadian calls or 719-457-2620 for international calls.

WEBCAST:	Available on the investor relations section of the Company's website at www.dollartreeinfo.com/investors/news/events.

REPLAY:	A recorded version of the call will be available until midnight Tuesday, November 28, and may be accessed by dialing 888-203-1112. Please enter Passcode # 4704612.

CONTACT:        Dollar Tree, Inc., Chesapeake
Randy Guiler
757-321-5284
    www.DollarTree.com
DLTR-E